Supplement Dated December 4, 2023
(for Applications signed on or after January 1, 2024) to the
Prospectuses dated May 1, 2023 for
Protective Variable Annuity NY II B Series
Issued by
Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Rate Sheet Prospectus Supplement should be read carefully and retained with the Prospectus dated May 1, 2023, for the Protective Variable Annuity NY II B Series variable annuity. You may obtain a current Prospectus by visiting www.protective.com/productprospectus or by calling 1-800-456-6330.

This Rate Sheet Prospectus Supplement provides the current SecurePay Fee for the SecurePay 5 rider as described in the “PROTECTED LIFETIME INCOME BENEFITS - SecurePay Fee” section of the Prospectus. It also describes the current Roll-up Percentage to your Contract, and the Maximum Withdrawal Percentage under the SecurePay 5 living benefit rider as described in the “PROTECTED LIFETIME INCOME BENEFITS - Determining the Amount of Your SecurePay Withdrawals” section of the Prospectus. This Supplement must be used in conjunction with an effective Protective Variable Annuity NY II B Series variable annuity Prospectus.
The Rate Sheet Prospectus Supplement and rates below are effective until superseded by a subsequent Rate Sheet Prospectus Supplement. For applications signed on or after January 1, 2024, and that we receive in Good Order, we will apply the rates in this supplement up until ten calendar days after we issue a new rate sheet supplement.  We must also receive at least the minimum initial Purchase Payment ($5,000) within the ten calendar days. No new Rate Sheet Prospectus Supplement that supersedes a prior Rate Sheet Prospectus Supplement will become effective unless written notice of effectiveness of the new Rate Sheet Prospectus Supplement is given at least ten business days in advance.
Before submitting your application for a Protective Variable Annuity NY II B Series variable annuity Contract, please obtain a current Rate Sheet Prospectus Supplement. To obtain a current Rate Sheet Prospectus Supplement:

●
Contact your financial advisor
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Contact us toll-free at 1-800-456-6330
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Go to www.protective.com/productprospectus or
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Go to www.sec.gov under File No. 333-201920.

SECUREPAY FEE
The current SecurePay Fee applicable to your Contract is as follows:

Purchase of SecurePay 5 rider at Contract Purchase (as an annualized percentage of the Benefit Base)	1.20%
Purchase of SecurePay 5 rider under RightTime (as an annualized percentage of the Benefit Base)	1.30%

The Roll-up Percentage and the Maximum Withdrawal Percentage applicable to your Contract will not change for the life of your Contract.
ROLL-UP PERCENTAGE
5.00% (as a percentage of the Benefit Base)
MAXIMUM WITHDRAWAL PERCENTAGE

Age of (Younger) Covered Person on the Benefit Election Date	(One Covered Person) Withdrawal Percentage (as a percentage of the Benefit Base)	(Two Covered Persons) Withdrawal Percentage (as a percentage of the Benefit Base)
60	3.95%	3.45%
61	4.00%	3.50%
62	4.05%	3.55%
63	4.10%	3.60%
64	4.15%	3.65%
65	4.20%	3.70%
66	4.25%	3.75%
67	4.35%	3.85%
68	4.45%	3.95%
69	4.55%	4.05%
70	4.65%	4.15%
71	4.75%	4.25%
72	4.85%	4.35%
73	5.00%	4.50%
74	5.10%	4.60%
75	5.25%	4.75%
76	5.40%	4.90%
77	5.55%	5.05%
78	5.75%	5.25%
79	5.90%	5.40%
80	6.10%	5.60%
81	6.22%	5.72%
82	6.34%	5.84%
83	6.47%	5.97%
84	6.59%	6.09%
85	6.71%	6.21%
86	6.85%	6.35%
87	6.98%	6.48%
88	7.12%	6.62%
89	7.25%	6.75%
90	7.52%	7.02%
91	7.68%	7.18%
92	7.82%	7.32%
93	7.98%	7.48%
94	8.12%	7.62%
95+	8.58%	8.08%

If you have any questions regarding this Rate Sheet Prospectus Supplement, please contact us toll free at 1-800-456-6330. Please keep this Rate Sheet Prospectus Supplement for future reference.
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